UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO
S
ECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2024

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
70 West Madison Street, Suite 4400
Chicago,
IL
60602
(Address of principal executive offices, including Zip Code)
(312)
861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 18, 2024, John Bean Technologies Corporation, a Delaware corporation (“JBT”), filed a Current Report on Form
8-K
(the “Original
8-K”)
to provide its audited historical financial statements as of December 31, 2023, 2022 and 2021 and for the years ended December 31, 2023, 2022 and 2021, as well as an audit report in respect of each year. Other than including a balance sheet as of December 31, 2021, which was recast to reflect the sale of JBT’s former AeroTech business segment, and making related changes to the notes to its audited consolidated financial statements, no changes were made to JBT’s audited consolidated financial statements as included in JBT’s Annual Report on Form
10-K
for the year ended December 31, 2023.
This Current Report on Form
8-K/A
amends the Original
8-K
solely to provide JBT’s audited consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, and the related notes, formatted in Inline eXtensible Business Reporting Language, which are included as Exhibit 99.1. Except as provided herein, this Current Report on Form
8-K/A
does not amend or restate the Original
8-K,
nor does it modify or update any of the information contained in the Original
8-K.

Item 9.01.	Financial Statements and Exhibi t s.
(a) Financial Statements of JBT
JBT’s audited consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, and the related notes, and the related report of PricewaterhouseCoopers LLP, JBT’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and included herein.
(d) Exhibits

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of John Bean Technologies Corporation (incorporated by reference to Exhibit 23.1 to our Current Report on Form 8-K filed with the SEC on June 18, 2024).

99.1	John Bean Technologies Corporation’s audited consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, and the related notes, and the related report of PricewaterhouseCoopers LLP, independent registered public accounting firm of John Bean Technologies Corporation.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
IMPORTANT NOTICES
This Current Report on Form
8-K/A
is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this Current Report on Form
8-K/A
is not an offer of securities for sale in the United States, Iceland, the Netherlands or Denmark.

NOTE TO U.S. SHAREHOLDERS
It is important that U.S. shareholders understand that the Offer and any related offer documents are subject to disclosure and takeover laws and regulations in Iceland and other European jurisdictions, which may be different from those of the United States. The Offer will be made in compliance with the U.S. tender offer rules, including Regulation 14E under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any exemption available to JBT in respect of securities of foreign private issuers provided by Rule 14d-1(d) under the
Exchange Act.
IMPORTANT ADDITIONAL INFORMATION
No
offer of JBT securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from registration, and applicable European regulations, including the Icelandic Prospectus Act no. 14/2020 and the Icelandic Takeover Act no. 108/2007 on takeovers. In connection with the Offer, JBT has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on

Form S-4, which

contains a preliminary proxy statement/prospectus. Additionally, JBT has filed with the Financial Supervisory Authority of the Central Bank of Iceland (the “FSA”) an offer document and a prospectus, which have been approved by the FSA. SHAREHOLDERS OF JBT AND MAREL ARE URGED TO READ THE FORM

S-4,

INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, THE PROSPECTUS, AND THE OFFER DOCUMENT, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC OR THE FSA CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. JBT and Marel shareholders may obtain a free copy of the proxy statement/prospectus (when available), as well as other filings containing information about JBT, without charge, at the SEC’s website, www.sec.gov, and on JBT’s website at https://ir.jbtc.com/overview/default.aspx. Following the launch of the Offer, you may obtain a free copy of the prospectus on the FSA’s website at www.fme.is and on JBT’s website at www.jbtc.com as well as a free copy of the offer document.

PARTICIPANTS IN THE SOLICITATION
JBT and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of JBT’s common stock in respect of the Offer. Information about the directors and executive officers of JBT is set forth in the proxy statement for JBT’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, and in the other documents filed after the date thereof by JBT with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the Offer. You may obtain free copies of these documents as described in the preceding paragra
ph.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize
d
.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Matthew J. Meister
Name:	Matthew J. Meister
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Dated: June
2
1
, 2024

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